UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Treasure Global Inc

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT OF

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #736

New York, New York 10001
Telephone: +6012 643 7688

To Our Stockholders:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the stockholders of record (the “Stockholders”) on February 10, 2025 (the “Record Date”), of (i) the common stock, $0.00001 par value per share (the “Common Stock”) of Treasure Global Inc., a Delaware corporation (the “Company”), to notify the Stockholders that that on February 10, 2025, the Company received a unanimous written consent in lieu of a meeting of the holders of our Common Stock pursuant to Section 228 of the Delaware General Corporation Law (“DGCL”).

The majority shareholders of the Company holding 28,301,429 shares of Common Stock or 50.20% of the Company (the “Majority Shareholders”) authorized the following corporate actions: (i) the approval of an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the total number of authorized shares of Common Stock from Fifty Million (150,000,000) shares to Six Hundred Million (600,000,000), in substantially the form of which is provided herein as Exhibit A (the “Authorized Share Increase”) and (ii) the approval of, for purposes of Marketplace Rule (collectively, the “Nasdaq Rules”) 5635(d) of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of Common Stock, issuable pursuant to entered a Securities Purchase Agreement and Purchase Warrant Agreement, both dated October 10, 2024, with Alumni Capital Management LLC (as amended, modified, or supplemented from time to time, the “Securities Purchase Agreements”) (the “Issuance of Shares Of Common Stock”).

On February 10, 2025, the Board of Directors of Company, by written consents in lieu of a meeting, as provided under the DGCL, provided similar authorizations for the actions above.

This Information Statement is being furnished to our Stockholders of the Record Date in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing our stockholders of the actions taken by the written consent. As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holders of more than a majority of the Company’s voting securities, your vote or consent is not requested or required to approve these matters. The Information Statement is provided solely for your information and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Exchange, and the rules and regulations prescribed thereunder, including Regulation 14C. This Information Statement also serves as the notice required by Section 228 of the DGCL of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders. You do not need to do anything in response to this Notice and the Information Statement.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

This Information Statement will be sent to you for information purposes only and you are not required to take any action.

THIS IS NOT A NOTICE OF A MEETING AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors:

/s/ Carlson Thow
Carlson Thow
Chief Executive Officer and Executive Director

New York, New York
May [*], 2025

TABLE OF CONTENTS

Page
INFORMATION STATEMENT FOR STOCKHOLDERS	1

ITEM 1 - AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 to 600,000,000	2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

ACTIONS AUTHORIZED AND APPROVED	5

DISSENTERS’ RIGHTS OF APPRAISAL	5

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	5

VOTE OBTAINED — DELAWARE LAW	5

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	6

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	6

ADDITIONAL INFORMATION	7

EXHIBIT A – FORM OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 600,000,000	A-1

i

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #736

New York, New York 10001

Information Statement Pursuant to Section 14C of the Securities Exchange Act of 1934

General Information

This information statement (the “Information Statement”) is being mailed or otherwise furnished by Treasure Global Inc., a Delaware corporation (the “Company”, “we”, “us”, “our”, or “Treasure Global”) on or about May [*], 2025 to the holders of record of the outstanding common stock of the Company, $0.00001 par value per share (the “Common Stock”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting, on February 10, 2025 (the “Written Consent”) by the stockholders of a majority of shares of Common Stock issued and outstanding (the “Majority Stockholders”) of the Company.

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the General Corporation Law of the State of Delaware (“DGCL”) and our bylaws, as amended (the “Bylaws”) to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to the stockholders.

Copies of this Information Statement are first being sent on or about May [*], 2025 to the holders of record on February 10, 2025 (the “Record Date”) of the outstanding shares of Common Stock.

This Information Statement is being furnished by us to our stockholders of Record Date, to inform our stockholders that the Board of directors of the Company (the “Board”) and the Majority Stockholders, have taken and approved the following actions:

1. the approval of an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the total number of authorized shares of Common Stock from Fifty Million (150,000,000) shares to Six Hundred Million (600,000,000), in substantially the form of which is provided herein as Exhibit A (the “Authorized Share Increase”); and

2. approved, for purposes of Marketplace Rule (collectively, the “Nasdaq Rules”) 5635(d) of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of Common Stock, issuable pursuant to a Securities Purchase Agreement and Purchase Warrant Agreement, both dated October 10, 2024, with Alumni Capital Management LLC (as amended, modified, or supplemented from time to time, the “Purchase Agreements”).

No dissenters’ or appraisal rights under the DGCL are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

To be approved, the above actions must receive the affirmative vote of a majority of the issued and outstanding shares of our capital stock entitled to vote, voting together as a single class, which has already occurred by virtue of the Written Consent signed by the Majority Stockholders. Each stockholder is entitled to one vote for each share of Common Stock held by such a stockholder. As of the Record Date, the Company had [56,375,913] shares of Common Stock outstanding.

Delivery of Documents to Stockholders Sharing an Address

We will send only one copy of the Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement or other corporate materials to a stockholder at a shared address to which a single copy of the Information Statement was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement to the Company at Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001.

ITEM 1

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 600,000,000

The Amendment to Increase Shares of our Common Stock

On February 10, 2025, our Board and Majority Stockholders approved an amendment to our Certificate of Incorporation (the “Certificate of Amendment”), which amends our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 600,000,000. The text of the Certificate of Amendment is set forth in Exhibit A attached hereto.

Purposes of the Increase in Shares of our Common Stock

The Company currently has authorized capital stock of 170,000,000 shares of our Common Stock, with [56,375,913] shares outstanding and 20,000,000 shares of preferred stock with $0.00001 par value.

The purpose of the increase in total authorized shares of our Common Stock is to improve our financial flexibility with respect to our capital structure by having additional shares for future equity financings and acquisitions. The extra shares of authorized our Common Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. Notwithstanding the foregoing, we have no obligation to issue such additional shares and there are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

Principal Effects of the Increase in Authorized Shares

The Company’s stockholders will not realize any dilution in their ownership or voting rights as a result of the increase in authorized shares of our Common Stock, but will experience dilution to the extent additional shares are issued in the future.

Having an increased number of authorized but unissued shares of our Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of our Common Stock may, if such shares are issued at prices below what current stockholders’ paid for their shares, reduce stockholders’ equity per share and dilute the value of current stockholders’ shares. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of our Common Stock that would become authorized by our Certificate of Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of us and our stockholders.

When issued, the additional shares of our Common Stock authorized by the Certificate of Amendment will have the same rights and privileges as the shares of our Common Stock currently authorized and outstanding. Holders of our Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of our Common Stock when such shares are issued.

Shares of authorized and unissued our Common Stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of us could occur. Issuance of additional shares of our Common Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of our Common Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to our Certificate of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of our Common Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Effectiveness of the Amendment

The amendment to the Certificate of Incorporation will become effective twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date and upon the filing of the amendment with the Secretary of State of the State of Delaware.

item TWO

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK pursuant to the Purchase Agreements

Summary

The Board and Majority Stockholders approved the issuance of shares of Common Stock to the Purchase Agreements.

Background

On October 10, 2024, we entered into the Securities Purchase Agreement and Purchase Warrant Agreement, as amended, with Alumni Capital Management LLC (“Alumni Capital”) which was subsequently amended by the Modification Agreement dated January 21, 2025 (together with the Purchase Warrant Agreement the “Purchase Agreements”). Pursuant to the Purchase Agreement, we may sell to Alumni Capital up to $50,000,000 (the “Commitment Amount”) of shares of Common Stock from time to time during the term of the Purchase Agreement. Pursuant to the Purchase Agreement, we also agreed to file a registration statement with the SEC, covering the resale of the shares of Common Stock issued or sold to Alumni Capital under the Purchase Agreement under the Securities Act. We have sold Alumni Capital 1,821,980 shares of our Common Stock to Alumni Capital for approximately $[*] as of the date of this Information Statement.

In connection with the execution of the Purchase Agreements on October 10, 2024, we have issued to Alumni Capital as a commitment fee, a three-year Common Stock purchase warrant (the “Alumni Warrant”) to purchase a number of shares of Common Stock that is determined by a formula that is described below. The Alumni Warrant, as amended by the Modification Agreement dated January 21, 2025, provides Alumni Capital with the right to purchase at any time until October 10, 2027, to purchase up to a number of shares of Common Stock equal to (i) for the first $600,000 worth of shares exercised; $600,000 divided by the First Exercise Price. The First Exercise Price of the Alumni Warrant on any given exercise date will be calculated by dividing $5,000,000 by the total number of outstanding shares of our Common Stock as of such exercise date and (ii) for the remaining $4,400,000 worth of shares exercised; $4,400,000 divided by the Second Exercise Price. The Second Exercise Price of the Alumni Warrant on any given exercise date will be calculated by dividing $8,500,000 by the total number of outstanding shares of our Common Stock as of such exercise date.

We may, from time to time and at our sole discretion, direct Alumni Capital to purchase the Purchase Notice Securities upon the satisfaction of certain conditions set forth in the Purchase Agreement at a purchase price per share based on the market price of our Common Stock at the time of sale as computed under the Purchase Agreement. Alumni Capital may not assign its rights and obligations under the Purchase Agreement.

The Purchase Agreements prohibits us from directing Alumni Capital to purchase any Purchase Notice Securities if those shares, when aggregated with all other ordinary shares then beneficially owned by Alumni Capital, would result in Alumni Capital and its affiliates owning in excess of 4.99%, of our then issued and outstanding shares of Common Stock (the “Beneficial Ownership Limitation”).

Effect of Issuance of Additional Securities

The issuance of the securities described above would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as Alumni Capiral beneficially owns a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Warrant Holders exercise the December Inducement Warrants.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of common stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of common stock outstanding prior to such issuance where the price of the common stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The issuance of the shares of Common Stock to Alumni Capital pursuant to the Purchase Agreements was therefore approved by the Board and Majority Stockholders pursuant to Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Purchase Agreements. The full text of each of the form of the Purchase Agreements w filed as exhibits to our Current Report on Form 8-K filed with the SEC on October 11, 2024.

Vote Required

The Company’s Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the issued and outstanding shares of our capital stock entitled to vote cast affirmatively or negatively. Accordingly, this action was approved by the affirmative vote through the Written Consent by the Majority Stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of the Record Date, that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the rules of the SEC, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he/she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our Common Stock held by them.

Name and Address of Beneficial Owner (1)	Title	Beneficially owned	Percent of Class (2)
Officers and Directors
Carlson Thow	Chief Executive Officer and Executive Director	—	—
Sook Lee Chin	Chief Financial Officer	104,852	* %
Kok Pin “Darren” Tan	Director	—	—
Wei Ping Leong	Director	—	—
Wai Kuan Chan	Director	—	—

Officers and Directors as a Group (total of 5 persons)		104,852	* %

5%+ Stockholders
Richard Low Kean Huat		3,580,000	6.35%
Lim Seh Ngoh		3,522,841	6.25%
Koh Chyi Teng		3,393,625	6.02%
Ivy Ling Lin		3,600,000	6.39%
Ho Yu Jing		3,395,025	6.02%
5%+ Stockholders as a Group (total of 5 persons)		17,491,491	31.03%

*	Less than 1%.

(1)	Unless otherwise indicated, the principal address of the named directors and directors and 5%+ stockholders of the Company is care of Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001.

(2)	Based upon 56,375,913 shares of Common Stock issued and outstanding as of the Record Date.

ACTIONS AUTHORIZED AND APPROVED

The action that was taken by the Company’s Board of Directors and the Majority Stockholders was the authorization and approval of the actions above.

DISSENTERS’ RIGHTS OF APPRAISAL

No dissenters’ or appraisal rights under the DGCL are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the authorization and approval of the Authorized Share Increase and Issuance of Shares of Common Stock, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed the authorization and approval of Authorized Share Increase and Issuance of Shares of Common Stock.

VOTE OBTAINED — DELAWARE LAW

Section 228 of the DGCL generally provides that any action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent thereto is signed by stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under Nasdaq Listing Rule 5635(b), a listed company is required to obtain stockholder approval prior to the issuance of common stock that will result in a “change of control” of the company (which may be deemed to occur if, as a result of the issuance, an investor or affiliated investor group acquires, or has the right to acquire, at least 20% of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership or voting power would be the largest ownership position of the issuer). In order to eliminate the costs and management time involved in obtaining proxies and to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and successfully obtained, written consent of the Majority Stockholders.

As of the Record Date, there were 56,375,913 shares of voting stock outstanding, with 56,375,913 shares being Common Stock. On the Record Date, stockholders holding in the aggregate 50.20% shares of the capital stock outstanding on such date voted for the Authorized Share Increase and Issuance of Shares of Common Stock.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this Information Statement and in the Company’s other filings with the SEC.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly and without charge, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. Security holders sharing an address and receiving a single copy may send a request to receive separate copies of information statements, annual reports, and proxy statements to the Company at the following address: Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001. Any security holders sharing an address who now receive multiple copies of the Company’s information statements, annual reports, and proxy statements, and who wish to receive only one copy of these materials per household in the future should also contact the Company by mail or telephone as instructed above.

ADDITIONAL INFORMATION

The Company is subject to the filing requirements of the Exchange Act, and in accordance therewith files reports, proxy/information statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “Exchange Act Filings”) with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

We will provide without charge, to each person to whom a proxy/information statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Such requests should be directed to the address and phone number indicated below. This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

By Order of the Board of Directors:

/s/ Carlson Thow
Name:	Carlson Thow
Title:	Chief Executive Officer and Executive Director

New York, New York
May [*], 2025

Exhibit A

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF INCORPORATION

OF

TREASURE GLOBAL INC

TREASURE GLOBAL INC, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to Section 242 of the Delaware General Corporation Law, hereby certifies as follows:

FIRST, that in accordance with the provision of Sections 141(f) and 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation by unanimous written consent approved the following amendment to the Corporation’s Certificate of Incorporation to increase the total number of authorized shares of stock from one hundred seventy million (170,000,000) to six hundred twenty million (620,000,000), consisting of six hundred million (600,000,000) shares of common stock, $0.00001 par value, and twenty million (20,000,000) shares of preferred stock, $0.00001 par value, and such that Article Fourth shall be amended in its entirety to read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 620,000,000 shares, consisting of 600,000,000 shares of common stock, having a par value of $0.00001 per share, and 20,000,000 shares of preferred stock, having a par value of $0.00001 per share.”

SECOND, that thereafter, pursuant to resolution of its Board of Directors and the majority stockholders of the Corporation by written consent voted in favor of the amendment.

THIRD, that the foregoing amendment was duly adopted in accordance with the provisions of Section 242, Section 141(f), and Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation to be signed by its duly authorized officer this May [*], 2025.

TREASURE GLOBAL INC

By:	/s/
Name:	Carlson Thow
Title:	Chief Executive Officer

A-1